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Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

In re:	)	Case No. 02 B 12059 (Jointly Administered)
)
HA 2003, INC., formerly known as	)	Chapter 11
HA-LO INDUSTRIES, INC., et al.,	)
	)	Hon. Carol A. Doyle
Debtors and	)
Debtors-in-Possession,

DEBTORS' POST-SALE MONTHLY OPERATING REPORT

FOR THE PERIOD FROM JUNE 1, 2003 THROUGH JUNE 30, 2003

                      Neal L. Wolf (IL ARDC No. 6186361)
                      Todd L. Padnos (IL ARDC No. 6209679)
                      Brett J. Kitei (admitted                       pro hac vice)
                      LeBOEUF, LAMB, GREENE & MACRAE, LLP
                      One Embarcadero Center, 4th Floor
                      San Francisco, CA 94111
                      Telephone: (415) 951 1100
                      Facsimile: (415) 951 1180

                      Counsel for Debtors and Debtors-in-Possession

        HA2003. Inc., formerly known as HA-LO Industries, Inc. ("HA-LO"), and its wholly-owned subsidiaries, LW2003, Inc.. formerly known as Lee Wayne Corporation ("Lee Wayne"). and Starbelly.com. Inc. ("Starbelly"), debtors and debtors-in-possession in these Chapter 11 cases (collectively, the "Debtors"),(1) hereby submit this post-sale monthly operating report for the period from June 1, 2003 through June 30, 2003.

        The customary reporting format provides for financial information of a debtor operating a business. On May 14, 2003, HA-LO and Lee Wayne sold substantially all of their assets to two affiliates of H.I.G. Capital, LLC. These assets included all operating assets of the Debtors. As a result. the Debtors are no longer operating a promotional products business. Given the foregoing, the format for this report has been modified.

Dated: October 17, 2003	Respectfully submitted,

/s/ Brett J. Kitei
Neal L. Wolf (IL ARDC No. 6186361)
Todd L. Padnos (IL ARDC No. 6209679)
Brett J. Kitei (admitted pro hac vice)
LeBoeuf, Lamb, Greene & MacRae, LLP
One Embarcadero Center, 4th Floor
San Francisco, CA 94111
Telephone: (415) 951 1100
Facsimile: (415) 951 1180
Counsel for Debtors and Debtors-in-Possession

(1)
On May 14, 2003. HA-LO and Lee Wayne sold substantially all of their assets to two affiliates of H.I.G. Capital, LLC (the "HIG Buyer"). In connection with this sale, HA-LO and Lee Wayne sold their rights to the names HA-LO and Lee Wayne to the HIG Buyer, subject to the reservation of HA-LO's and Lee Wayne's right to use such name in connection with its Chapter 11 case. Thereafter, pursuant to the terms of the Order entered by the Bankruptcy Court on April 4, 2003 authorizing such asset sale, HA-LO and Lee Wayne changed their names to HA2003, Inc. and LW2003, Inc., respectively. Notwithstanding the foregoing, HA2003, Inc. formerly known as HA-LO Industries, Inc. is referred to herein as HA-LO. The use of this definition is for the convenience of the parties to this lawsuit and should not be confused with any business being operated presently by the HIG Buyer under the name of HA-LO.

2

  TABLE OF CONTENTS

  Monthly Operating Report
  HA-LO INDUSTRIES, INC. (Case No. 02 B 12059)

  For the period of June 1, 2003 through June 30, 2003

Tab A:	Consolidated Balance Sheet
Tab B:	Cash Receipts
Tab C:	Cash Disbursements
Tab D:	Accounts and Notes Receivable
Tab E:	Accounts Payable
Tab F:	Tax Questionnaires
Tab G:	Declaration under Penalty of Perjury

EXHIBIT A

HA2003, Inc.
Monthly Operating Report—June 2003
Case No. 02 B 12059 (Jointly Administered)
Balance Sheet as at June 30, 2003

	HA2003, Inc.	LW2003, Inc.	Starbelly.com	Consolidated
ASSETS
Current Assets
Unrestricted Cash and Cash Equivalents	9,109,327	3,715	—	9,113,043
Accounts Receivable	3,038,342	(388)	—	3,037,954
Note Receivable	6,677,463	—	—	6,677,463
Inventories	—	—	—	—
Prepaid Expenses	103,356	—	—	103,356
Professional Retainers	—	—	—	—
Other Current Assets	—	—	—	—

TOTAL CURRENT ASSETS	18,928,488	3,327	—	18,931,814

Property and Equipment				—
Real Property and Improvements	—	—	—	—
Machinery and Equipment	—	—	—	—
Furniture, Fixtures and Office Equipment	—	—	—	—
Leasehold Improvements	—	—	—	—
Vehicles	—	—	—	—
Less Accumulated Depreciation	—	—	—	—

TOTAL PROPERTY & EQUIPMENT	—	—	—	—

Other Assets				—
Loans to Insiders	—	—	—	—
Other Assets	—	—	—	—

TOTAL OTHER ASSETS	—	—	—	—

TOTAL ASSETS	18,928,488	3,327	—	18,931,814

LIABILITIES AND OWNER EQUITY
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	—	—	—	—
Taxes Payable	172,403	—	—	172,403
Wages Payable	27,000	—	—	27,000
Notes Payable	—	—	—	—
Reant/Leases—Building/Equipment	—	—	—	—
Professional Fees	2,328,352	—	—	2,328,352
Amounts due Insiders	—	—	—	—
Other Postpetition Liabilities	—	41,666	—	41,666

TOTAL POSTPETITION LIABILITIES	2,527,755	41,666	—	2,569,421

Liabilities Subject to Compromise (Pre-petition)				—
Secured Debt	—	—	—	—
Priority Debt	—	—	—	—
Unsecured Debt	34,882,176	8,054,233	5,105,738	48,042,147

TOTAL PRE-PETITION LIABILITIES	34,882,176	8,054,233	5,105,738	48,042,147

TOTAL LIABILITIES	37,409,931	8,095,898	5,105,738	50,611,568

Owners Equity				—
Capital Stock	461,385,054	1,000	—	461,386,054
Additional Paid in Capital	—	—	—
Partners' Capital Account	—	—	—
Owners Equity Account	—	—	—
Retained Earning—Pre-petition	(80,420,662)	6,991,016	(305,135,251)	(378,564,897)
Retained Earning—Postpetition	(386,893,050)	(15,084,588)	300,029,513	(101,948,125)
Adjustments to Owners Equity	(12,552,785)	—	—	(12,552,785)
Postpetition Contributions	—	—	—

NET OWNERS EQUITY	(18,481,443)	(8,092,572)	(5,105,738)	(31,679,753)

TOTAL LIABILITIES AND OWNER EQUITY	18,928,488	3,327	0	18,931,814

EXHIBIT B

HA2003, Inc.
Case No. 02 B 12059 (Jointly Administered)
Monthly Operating Report—June 2003

Cash Receipts

Date	Description	Receipts	Note
06/04/03	credit memo	394
06/23/03	Jumbo CD interest	7,467
06/26/03	Price Waterhouse	44,051	Return of overpayment
06/30/03	MM Interest	1,718

	Total	53,629

EXHIBIT C

HA2003, Inc.
Case No. 02 B 12059 (Jointly Administered)
Monthly Operating Report—June 2003

Cash Disbursements

Clear Date	Check Date	Check #	Description	Disbursements	Note
06/05/03		wire	Lincoln Partners	(413,401)	professional fees
06/11/03	06/03/03	1024126	US Trustee	(20,500)	1Q'03 fees
06/13/03			LaSalle	(742)	service fee
06/25/03	06/23/03	1024129	FedEx	(19)

			Total	(434,661)

EXHIBIT D

HA2003, Inc.
Case No. 02 B 12059 (Jointly Administered)
Monthly Operating Report—June 2003

Accounts and Notes Receivable

Premier—intercompany	2,896,106
HIG—assumed float	141,848
Beanstalk—note receivable	1,087,500
Ha-Lo Holdings, BV (HIG)—note receivable	4,589,963
Upshot Escrow	1,000,000

Total	9,715,416

EXHIBIT E

HA2003, Inc.
Monthly Operating Report—June 2003
Case No. 02 B 12059 (Jointly Administered)
Accounts Payable

Mayer Brown Rowe	3,402
Petersen & Lefkofsky	575
Fasken Martineau Dumoulin	4,355
Logan & Co	16,649
Wildman Harrold Allen & Dixon	25,863
Sachnoff & Weaver	34,603
Ungaretti & Harris	4,064
Ernst & Young	6,056
FTI Consulting	33,304
Piper Rudnick	217,021
Saul Ewing	1,996
Silverman Consulting	48,700
Sperling & Slater	765,395
Neal Gerber & Eisenberg	321,912
LeBoeuf, Lamb Greene & McRae	544,680
Alix Partners	299,777

Total	2,328,352

EXHIBIT F

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: HA2003,  INC.                                                 CASE NO.: 02 B 12059

FOR JUNE 1 THRU JUNE 30, 2003

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☒	No ☐
2.	FICA withholdings	Yes ☒	No ☐
3.	Employee's withholdings	Yes ☒	No ☐
4.	Employer's FICA	Yes ☒	No ☐
5.	Federal Unemployment Taxes	Yes ☒	No ☐
6.	State Income Tax	Yes ☒	No ☐
7.	State Employee withholdings	Yes ☒	No ☐
8.	All other state taxes	Yes ☐	No ☒

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Item 8

  •
  Michigan Foreign Corporation Fee, $23,870 due May 15, 2002 (form not received until September).

  •
  Delaware Franchise Tax, $92,000 due December 1, 2002.

  •
  Illinois Foreign Corporation Fee, $56,533 due September 1, 2002.

  •
  The aforementioned taxes have not been paid pending resolution of issues relating to authorized, issued and outstanding stock and related capital, the basis for these taxes.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: LW2003,  INC.                                                 CASE NO.: 02 B 13224

FOR JUNE 1 THRU JUNE 30, 2003

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☒	No ☐
2.	FICA withholdings	Yes ☒	No ☐
3.	Employee's withholdings	Yes ☒	No ☐
4.	Employer's FICA	Yes ☒	No ☐
5.	Federal Unemployment Taxes	Yes ☒	No ☐
6.	State Income Tax	Yes ☒	No ☐
7.	State Employee withholdings	Yes ☒	No ☐
8.	All other state taxes	Yes ☒	No ☐

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: STARBELLY.COM                                                 CASE NO.: 02 B 13221

FOR JUNE 1 THRU JUNE 30, 2003

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☐	No ☐
2.	FICA withholdings	Yes ☐	No ☐
3.	Employee's withholdings	Yes ☐	No ☐
4.	Employer's FICA	Yes ☐	No ☐
5.	Federal Unemployment Taxes	Yes ☐	No ☐
6.	State Income Tax	Yes ☐	No ☐
7.	State Employee withholdings	Yes ☐	No ☐
8.	All other state taxes	Yes ☐	No ☐

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

NOT APPLICABLE

EXHIBIT G

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, Marc S. Simon, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

/s/ MARC S. SIMON For the Debtor In Possession (Trustee)
Print or type name and capacity of person signing this Declaration:
Marc S. Simon, Chief Operating Officer Debtors and Debtors-In-Possession

DATED: October 17, 2003

QuickLinks

  Exhibit 99.2
EXHIBIT A
EXHIBIT B
EXHIBIT C
EXHIBIT D
EXHIBIT E
EXHIBIT F
EXHIBIT G